Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Contractholder:PotlatchDeltic Corporation

Effective Date:March 6, 2020

Date of Issue:October 16, 2020

Contract Number:[***]

NEW YORK LIFE WILL PAY the benefits provided by this contract, subject to its terms and conditions.

This contract is made in consideration of the payment of a Contribution in the amount of $[***] receipt of which is hereby acknowledged.

The benefits, provisions and conditions set forth on the following pages are part of this contract.

IN WITNESS WHEREOF, New York Life has caused this contract to be executed on its Date of Issue.

GROUP  ANNUITY  CONTRACT

SINGLE  CONTRIBUTION            NON  CONTRIBUTORY

NON-PARTICIPATING  ANNUITIES

Chairman and CEO	Secretary /s/ Andrew Cohen
Countersignature

-i-

ARTICLE I:  DEFINITIONS

Whenever the terms set forth below are used in this contract, they will have the meaning set forth below unless a different meaning is plainly required by the context.  Masculine pronouns will refer to both males and females and the singular will include the plural unless the context indicates otherwise.  Headings of articles and sections are used for convenience of reference and, in case of conflict, the text of the contract, rather than such headings, will control.

1.1

PLAN means the Potlatch Salaried Retirement Plan, Potlatch Hourly Retirement Plan, Potlatch Hourly Non Represented Retirement Plan, and Retirement Plan of Deltic Timber Corporation, as they existed on March 6, 2020.

1.2	PARTICIPANT means any person designated by the Employer as a retired participant of the Plan who is entitled to benefits under this contract pursuant to the Plan.
1.3	LIFE ANNUITY means an annuity consisting of [***]
1.4	25%, 50%, 75% or 100% LIFE JOINT AND SURVIVOR ANNUITY means an annuity consisting of [***]
1.5	CERTAIN AND LIFE ANNUITY means an annuity consisting of [***]

1.6	PURE CERTAIN ANNUITY means an annuity consisting of [***]

1.7	SOCIAL SECURITY LEVEL INCOME OPTION means an annuity consisting of [***]

1.8	EMPLOYER means PotlatchDeltic Corporation.

ARTICLE II:  BENEFITS

2.1ANNUITY BENEFITS

   a.Annuity Benefits to Commence on May 1, 2020

Each Participant and each joint annuitant (as indicated on the Participant Listing) or beneficiary of a deceased Participant who was receiving or became entitled to receive retirement benefit payments under the Plan immediately prior to March 6, 2020 and is living on March 6, 2020 will be entitled to an annuity benefit under this contract commencing on May 1, 2020.  The amount, form and duration of such benefit will be determined pursuant to the provisions of the Plan, as per the attached listing by the Contractholder to New York Life.

ARTICLE III:  PAYMENT OF BENEFITS

3.1METHOD OF PAYMENT OF ANNUITY BENEFIT

The annuity benefit provided under the terms of this contract will be payable by check at the Home Office of New York Life.  Such annuity benefit payments will be due and payable monthly in an amount equal to 1/12th of the annual annuity benefit.

3.2BENEFICIARY

For Certain and Life Annuity and Pure Certain Annuity [***]

If there is no surviving designated beneficiary at the date of death, any benefit payable will be paid to the spouse, if living, or in equal shares to the living members of the first of the following classes of surviving relatives: children; parents; brothers and sisters; or the estate of the deceased.

A Participant may designate a beneficiary or change a previous designation only by written notice.  No such designation or change will be effective until received by New York Life, but, once it has been so received, it will take effect as of the date the notice was signed, subject to any payment made or other action taken before such receipt.  A beneficiary designation made under the Plan prior to the Effective Date as communicated by the Contractholder to New York Life will continue in force until changed by the Participant in accordance with the foregoing.

[***]

3.3PAYMENT IN EVENT OF INCAPACITY [***]

3.4EVIDENCE OF SURVIVAL

When any payment under this contract is contingent upon a person being alive on any date, New York Life may require evidence satisfactory to it that such person was alive on said date.

ARTICLE IV:  GENERAL PROVISIONS

4.1CONTRACT

The entire contract between New York Life and the Contractholder will consist of this contract including Participant Listing and Exhibits, if any, and the application of the Contractholder, a copy of which is attached hereto.  No agent or other person except an Executive Officer of New York Life has authority to make, endorse, or modify this contract on behalf of New York Life or to waive any of New York Life’s rights or requirements, and no modification of this contract will be valid unless evidenced by an amendment to the contract signed by the Contractholder and an Executive Officer of New York Life.  No such modification will require the consent of any Participant or other person or entity entitled to a benefit, provided that such modification does not affect the amount, or the terms and conditions of payment, of any annuity provided with respect to the Participant under this contract.

4.2CERTIFICATES

New York Life will issue to each Participant when his annuity benefit commences, an individual certificate setting forth the amount of such annuity benefit and the terms of its payment.

4.3MISSTATEMENTS AND REDETERMINATION OF ANNUITY PAYMENTS

If the age, sex or form of annuity payments with respect to any Participant is found to have been misstated, then, (unless an equitable adjustment satisfactory to New York Life and the Contractholder is made) the amount of annuity payable by New York Life will be as may be provided by the amount initially applied to the purchase of any annuity and determined as of the Effective Date of this contract based on the misstated information, but redetermined on the basis of the correct age, sex and form of annuity payments.  Any adjustment of terms or amounts of payments made in accordance with the preceding statement will be conclusive upon any Participant affected thereby.

Upon redetermination of annuity amounts in accordance with the preceding paragraph, any overpayments by New York Life due to any misstatement that gave reason to the redetermination will be deducted from amounts thereafter payable to the Participant, or  other person or entity entitled to a benefit and any underpayments will be paid in full with the next payment due the Participant or other person or entity entitled to a benefit.

4.4INFORMATION TO BE FURNISHED

(i) New York Life will be furnished data required for the administration of this contract, including data required by the Retirement Equity Act of 1984 or any other Act and applicable regulations.

ARTICLE IV:  GENERAL PROVISIONS (continued)

(ii) New York Life reserves the right to inquire into the accuracy and completeness of any such data and to make a reasonable inspection of the records upon which such data are based, but it is under no obligation to make any such inquiry or inspection.

(iii) All references in this contract to action taken pursuant to the Plan means actions reported to New York Life as having been taken by the Employer in accordance with the provisions of the Plan.  New York Life is entitled to rely conclusively on the accuracy and completeness of data reported to it by the Employer, including the determination as to whether an individual is entitled to a benefit and the amount and form of such benefit.

4.5LIABILITY OF NEW YORK LIFE

New York Life is not a party to the Plan and its obligations are limited to those set forth in this contract. The liability of New York Life, with respect to a Participant or other person or entity entitled to a benefit, will be limited to the payment of any benefit due such person or entity under the terms of the contract and in force at the time such payment becomes due.

4.6ASSIGNABILITY

The Contractholder may assign this Contract, in whole or in part, provided the assignee holds the Contract or any interest therein as an asset of a pension, profit-sharing or other retirement plan maintained by a corporate employer which meets the qualification requirements of Section 401(a) of the Internal Revenue Code, as amended, or to any other assignee provided that, in the opinion of New York Life’s legal advisor, this Contract retains its exempt status under the Securities Act of 1933, or any other federal or state securities laws.  Any other attempted assignment of this Contract or any interest therein will be null and void, and will not be binding on New York Life.

Any assignment of this Contract, or of any interest therein, must be filed with New York Life.  Any such assignment will be subject to any payment made or other action taken by New York Life before the assignment is received and acknowledged as accepted by New York Life.  New York Life assumes no responsibility for the validity of any assignment.

No other person entitled to a benefit under this Contract will have the right to assign, transfer, hypothecate, encumber, commute or anticipate his interest in such benefit and, to the extent permitted by law, no benefit will be liable to seizure or application by operation of law to pay any debt or liability incurred by him, except to the extent as may be required under the terms of a Qualified Domestic Relations Order as such term is defined under the Retirement Equity Act of 1984 and applicable regulations.

4.7JURISDICTION

This contract is delivered in and subject to the laws of the state of Washington.

PARTICIPANT LISTING

Individuals listed below are entitled to the indicated annuity benefit payments by New York Life Insurance Company commencing on May 1, 2020.

UNIQUE_ID	CERTIFICATE #	NAME	SOCIAL SECURITY NUMBER	SEX	DATE OF BIRTH	MONTHLY BENEFIT	FORM OF ANNUITY	JOINT ANNUITANT NAME	JOINT ANNUITANT SEX	JOINT ANNUITANT DOB	LAST GUARANTEED PAYMENT DATE / SSLIO LAST PAYMENT DATE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

APPLICATION

PotlatchDeltic Corporation as Contractholder

whose Main Office Address is 601 W 1st Ave, Suite 1600

Spokane, WA 99201

hereby makes application to New York Life Insurance Company

51 Madison Avenue

New York, NY  10010

for Group Annuity Contract No.[***], the terms of which are hereby approved and accepted by the Contractholder to take effect on the Effective Date specified in the Contract.

It is agreed that this application supersedes any Statement of Understanding or application for this Contract previously signed by the Contractholder.

Executed at ________________________Contractholder

On October 16, 2020	By /s/ Jerald W. Richards VP-CFO (Signature and Title)

Agent:  ______________________________________________

Countersignature:  ______________________________________________

(Resident Licensed Agent where Required)

This copy is part of the entire contract and a duplicate original of the contract including this Application is to be returned to New York Life.

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company.  Penalties include imprisonment, fines and denial of insurance benefits.